Exhibit 99.2

Three months and nine months ended September 30, 2021

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
Updated 2021E Guidance	11
Derivatives	12
Non-GAAP Reconciliations	13
Definitions	14
Adjusted Net Income	15
Adjusted EBITDA	17
Free Cash Flow	19
Recurring General and Administrative Expenses	21

Production Volumes by Asset Area : Three months ended, September 30, 2021

Production Volumes

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Natural gas (Mcf/day)
Utica	678,154	763,387
SCOOP	188,292	139,233
Other	—	40
Total	866,446	902,660
Oil and condensate (Bbl/day)
Utica	958	1,579
SCOOP	4,335	3,204
Other	78	57
Total	5,371	4,840
NGL (Bbl/day)
Utica	2,516	2,917
SCOOP	9,918	7,128
Other	—	2
Total	12,434	10,047
Combined (Mcfe/day)
Utica	698,998	790,363
SCOOP	273,812	201,227
Other	471	393
Total	973,281	991,983

Production Volumes by Asset Area : Nine months ended, September 30, 2021

Production Volumes

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Natural gas (Mcf/day)
Utica	682,596	780,791	731,873	774,705
SCOOP	190,305	126,294	158,182	152,595
Other	38	63	51	44
Total	872,939	907,148	890,106	927,344
Oil and condensate (Bbl/day)
Utica	1,012	1,336	1,175	829
SCOOP	4,493	2,508	3,497	4,185
Other	76	35	55	73
Total	5,581	3,879	4,727	5,087
NGL (Bbl/day)
Utica	2,588	2,638	2,613	2,882
SCOOP	9,645	6,200	7,916	8,167
Other	—	3	2	1
Total	12,233	8,841	10,531	11,050
Combined (Mcfe/day)
Utica	704,196	804,633	754,598	796,972
SCOOP	275,134	178,545	226,662	226,705
Other	498	288	392	488
Total	979,828	983,466	981,653	1,024,165

Production and Pricing : Three months ended, September 30, 2021

The following table summarizes production and related pricing for the three months ended September 30, 2021, as compared to such data for the three months ended September 30, 2020:

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Natural gas sales
Natural gas production volumes (MMcf)	79,713	83,045
Natural gas production volumes (MMcf/d)	866	903
Total sales	$301,516	$155,163
Average price without the impact of derivatives ($/Mcf)	$3.78	$1.87
Impact from settled derivatives ($/Mcf)	$(1.04)	$0.38
Average price, including settled derivatives ($/Mcf)	$2.74	$2.25

Oil and condensate sales
Oil and condensate production volumes (MBbl)	494	445
Oil and condensate production volumes (MBbl/d)	5	5
Total sales	$33,279	$16,012
Average price without the impact of derivatives ($/Bbl)	$67.37	$35.96
Impact from settled derivatives ($/Bbl)	$(8.77)	$(3.38)
Average price, including settled derivatives ($/Bbl)	$58.60	$32.58

NGL sales
NGL production volumes (MBbl)	1,144	924
NGL production volumes (MBbl/d)	12	10
Total sales	$45,153	$18,824
Average price without the impact of derivatives ($/Bbl)	$39.47	$20.37
Impact from settled derivatives ($/Bbl)	$(5.23)	$—
Average price, including settled derivatives ($/Bbl)	$34.24	$20.37

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	89,542	91,262
Natural gas equivalents (MMcfe/d)	973	992
Total sales	$379,948	$189,999
Average price without the impact of derivatives ($/Mcfe)	$4.24	$2.08
Impact from settled derivatives ($/Mcfe)	$(1.04)	$0.33
Average price, including settled derivatives ($/Mcfe)	$3.20	$2.41

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.15	$0.15
Average taxes other than income ($/Mcfe)	$0.13	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.94	$1.21
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.22	$1.43

Production and Pricing : Nine months ended, September 30, 2021

The following table summarizes production and related pricing for the nine months ended September 30, 2021, as compared to such data for the nine months ended September 30, 2020:

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Natural gas sales
Natural gas production volumes (MMcf)	118,720	124,279	242,999	254,092
Natural gas production volumes (MMcf/d)	873	907	890	927
Total sales	$413,234	$344,390	$757,624	$456,859
Average price without the impact of derivatives ($/Mcf)	$3.48	$2.77	$3.12	$1.80
Impact from settled derivatives ($/Mcf)	$(0.75)	$(0.03)	$(0.38)	$0.69
Average price, including settled derivatives ($/Mcf)	$2.73	$2.74	$2.74	$2.49

Oil and condensate sales
Oil and condensate production volumes (MBbl)	759	531	1,290	1,394
Oil and condensate production volumes (MBbl/d)	6	4	5	5
Total sales	$50,866	$29,106	$79,972	$47,553
Average price without the impact of derivatives ($/Bbl)	$67.02	$54.81	$61.99	$34.12
Impact from settled derivatives ($/Bbl)	$(5.71)	$—	$(3.36)	$34.76
Average price, including settled derivatives ($/Bbl)	$61.31	$54.81	$58.63	$68.88

NGL sales
NGL production volumes (MBbl)	1,664	1,211	2,875	3,028
NGL production volumes (MBbl/d)	12	9	11	11
Total sales	$61,230	$36,780	$98,010	$45,989
Average price without the impact of derivatives ($/Bbl)	$36.80	$30.37	$34.09	$15.19
Impact from settled derivatives ($/Bbl)	$(3.60)	$—	$(2.08)	$—
Average price, including settled derivatives ($/Bbl)	$33.20	$30.37	$32.01	$15.19

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	133,257	134,735	267,992	280,621
Natural gas equivalents (MMcfe/d)	980	983	982	1,024
Total sales	$525,330	$410,276	$935,606	$550,401
Average price without the impact of derivatives ($/Mcfe)	$3.94	$3.05	$3.49	$1.96
Impact from settled derivatives ($/Mcfe)	$(0.75)	$(0.02)	$(0.38)	$0.80
Average price, including settled derivatives ($/Mcfe)	$3.19	$3.03	$3.11	$2.76

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.13	$0.14	$0.14	$0.15
Average taxes other than income ($/Mcfe)	$0.13	$0.09	$0.11	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.94	$1.20	$1.07	$1.19
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.20	$1.43	$1.32	$1.41

Consolidated Statements of Income: Three months ended, September 30, 2021

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
REVENUES:
Natural gas sales	$301,516	$155,163
Oil and condensate sales	33,279	16,012
Natural gas liquid sales	45,153	18,824
Net loss on natural gas, oil and NGL derivatives	(622,476)	(53,823)
Total Revenues	(242,528)	136,176
OPERATING EXPENSES:
Lease operating expenses	13,864	13,393
Taxes other than income	11,844	6,102
Transportation, gathering, processing and compression	84,435	110,567
Depreciation, depletion and amortization	62,573	51,551
Impairment of oil and natural gas properties	—	270,874
General and administrative expenses	16,691	20,331
Restructuring and liability management expenses	2,858	8,984
Accretion expense	488	774
Total Operating Expenses	192,753	482,576
LOSS FROM OPERATIONS	(435,281)	(346,400)
OTHER EXPENSE:
Interest expense	16,351	34,321
Loss from equity method investments, net	—	153
Other, net	9,031	89
Total Other Expense	25,382	34,563
LOSS BEFORE INCOME TAXES	(460,663)	(380,963)
Income tax expense	650	—
NET LOSS	$(461,313)	$(380,963)
Dividends on New Preferred Stock	$(2,095)	$—
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(463,408)	$(380,963)

NET LOSS PER COMMON SHARE:
Basic	$(22.50)	$(2.37)
Diluted	$(22.50)	$(2.37)
Weighted average common shares outstanding—Basic	20,598	160,683
Weighted average common shares outstanding—Diluted	20,598	160,683

Consolidated Statements of Income: Nine months ended, September 30, 2021

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2020
REVENUES:
Natural gas sales	$413,234	$344,390	$456,859
Oil and condensate sales	50,866	29,106	47,553
Natural gas liquid sales	61,230	36,780	45,989
Net (loss) gain on natural gas, oil and NGL derivatives	(762,134)	(137,239)	71,414
Total Revenues	(236,804)	273,037	621,815
OPERATING EXPENSES:
Lease operating expenses	17,980	19,524	41,166
Taxes other than income	16,900	12,349	19,039
Transportation, gathering, processing and compression	125,811	161,086	334,789
Depreciation, depletion and amortization	94,935	62,764	194,369
Impairment of oil and natural gas properties	117,813	—	1,357,099
Impairment of other property and equipment	—	14,568	—
General and administrative expenses	23,209	19,175	45,719
Restructuring and liability management expenses	2,858	—	9,601
Accretion expense	714	1,229	2,270
Total Operating Expenses	400,220	290,695	2,004,052
LOSS FROM OPERATIONS	(637,024)	(17,658)	(1,382,237)
OTHER EXPENSE (INCOME):
Interest expense	25,245	4,159	99,677
Gain on debt extinguishment	—	—	(49,579)
Loss from equity method investments, net	—	342	10,987
Reorganization items, net	—	(266,898)	—
Other, net	7,979	1,711	8,957
Total Other Expense (Income)	33,224	(260,686)	70,042
(LOSS) INCOME BEFORE INCOME TAXES	(670,248)	243,028	(1,452,279)
Income tax expense (benefit)	650	(7,968)	7,290
NET (LOSS) INCOME	$(670,898)	$250,996	$(1,459,569)
Dividends on New Preferred Stock	$(3,126)	$—	$—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(674,024)	$250,996	$(1,459,569)

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(32.87)	$1.56	$(9.12)
Diluted	$(32.87)	$1.56	$(9.12)
Weighted average common shares outstanding—Basic	20,507	160,834	160,053
Weighted average common shares outstanding—Diluted	20,507	160,834	160,053

Consolidated Balance Sheets

(In thousands, except share data)

	Successor	Predecessor
	September 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,485	$89,861
Accounts receivable—oil and natural gas sales	185,941	119,879
Accounts receivable—joint interest and other	9,669	12,200
Prepaid expenses and other current assets	18,487	160,664
Short-term derivative instruments	2,142	27,146
Total current assets	220,724	409,750
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	1,831,762	9,359,866
Unproved properties	216,357	1,457,043
Other property and equipment	5,277	88,538
Total property and equipment	2,053,396	10,905,447
Less: accumulated depletion, depreciation and amortization	(212,403)	(8,819,178)
Total property and equipment, net	1,840,993	2,086,269
Other assets:
Equity investments	—	24,816
Long-term derivative instruments	961	322
Operating lease assets	34	342
Other assets	25,496	18,372
Total other assets	26,491	43,852
Total assets	$2,088,208	$2,539,871

Consolidated Balance Sheets

(In thousands, except share data)

	Successor	Predecessor
	September 30, 2021	December 31, 2020
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$436,172	$244,903
Short-term derivative instruments	560,722	11,641
Current portion of operating lease liabilities	34	—
Current maturities of long-term debt	60,000	253,743
Total current liabilities	1,056,928	510,287
Non-current liabilities:
Long-term derivative instruments	272,935	36,604
Asset retirement obligation	19,854	—
Long-term debt, net of current maturities	689,502	—
Total non-current liabilities	982,291	36,604
Liabilities subject to compromise	—	2,293,480
Total liabilities	$2,039,219	$2,840,371
Mezzanine Equity:
New Preferred Stock - $0.0001 par value, 110 thousand shares authorized, 57.9 thousand issued and outstanding at September 30, 2021	57,920	—
Stockholders’ equity (deficit):
Predecessor common stock - $0.01 par value, 200.0 million shares authorized, 160.8 million issued and outstanding at December 31, 2020	—	1,607
Predecessor accumulated other comprehensive loss	—	(43,000)
New Common Stock - $0.0001 par value, 42.0 million shares authorized, 20.6 million issued and outstanding at September 30, 2021	2	—
Additional paid-in capital	692,182	4,213,752
New Common Stock held in reserve, 938 thousand shares	(30,216)	—
Accumulated deficit	(670,899)	(4,472,859)
Total stockholders’ deficit	$(8,931)	$(300,500)
Total liabilities, mezzanine equity and stockholders’ deficit	$2,088,208	$2,539,871

Consolidated Statement of Cash Flows: Nine months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2020
Cash flows from operating activities:
Net (loss) income	$(670,898)	$250,996	$(1,459,569)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	94,935	62,764	194,369
Impairment of oil and natural gas properties	117,813	—	1,357,099
Impairment of other property and equipment	—	14,568	—
Loss from equity investments	—	342	10,987
Gain on debt extinguishment	—	—	(49,579)
Net loss (gain) on derivative instruments	762,134	137,239	(71,414)
Net cash (payments) receipts on settled derivative instruments	(99,574)	(3,361)	225,364
Non-cash reorganization items, net	—	(446,012)	—
Deferred income tax expense	—	—	7,290
Other, net	1,487	1,725	12,753
Changes in operating assets and liabilities, net	(41,260)	153,894	(27,299)
Net cash provided by operating activities	164,637	172,155	200,001
Cash flows from investing activities:
Additions to oil and natural gas properties	(119,306)	(102,330)	(337,979)
Proceeds from sale of oil and natural gas properties	600	15	46,932
Other, net	2,562	4,484	351
Net cash used in investing activities	(116,144)	(97,831)	(290,696)
Cash flows from financing activities:
Principal payments on Pre-Petition Revolving Credit Facility	—	(318,961)	(372,000)
Borrowings on Pre-Petition Revolving Credit Facility	—	26,050	531,857
Borrowings on Exit Credit Facility	306,855	302,751	—
Principal payments on Exit Credit Facility	(409,000)	—	—
Principal payments on DIP credit facility	—	(157,500)	—
Debt issuance costs and loan commitment fees	(1,225)	(7,100)	(633)
Repurchase of senior notes	—	—	(22,827)
Proceeds from issuance of New Preferred Stock	—	50,000	—
Other, net	(55)	(8)	(719)
Net cash (used in) provided by in financing activities	(103,425)	(104,768)	135,678
Net (decrease) increase in cash, cash equivalents and restricted cash	(54,932)	(30,444)	44,983
Cash, cash equivalents and restricted cash at beginning of period	59,417	89,861	6,060
Cash, cash equivalents and restricted cash at end of period	$4,485	$59,417	$51,043

Updated 2021E Guidance

Gulfport’s 2021 guidance assumes commodity strip prices as of September 30, 2021, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	12/31/21
	Low	High
Production
Average Daily Gas Equivalent (MMcfepd)	980	1,000
% Gas	~90%

Realizations (before hedges)
Natural Gas (Differential to NYMEX Settled Price) ($/Mcf)	$(0.10)	$(0.20)
NGL (% of WTI)	55%	60%
Oil (Differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating Costs
Lease operating expense ($/Mcfe)	$0.13	$0.15
Taxes other than income ($/Mcfe)	$0.11	$0.13
Transportation, gathering, processing and compression(1) ($/Mcfe)	$0.92	$0.96
Recurring cash general and administrative(2,3) (in millions)	$42	$44
(1) Assumes rejection of Rover firm transportation agreement.
(2) Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to certain legal and restructuring charges.

	Total
Capital Expenditures (incurred)	(in millions)
D&C	$270	$290
Leasehold and Land	$20
Total	$290	$310

Free Cash Flow(3)	$345	$365

(3)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of November 1, 2021.

	2021(1)	2022	2023
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	198	141	65
Weighted Average Price ($/MMBtu)	$2.85	$2.88	$3.39

Fixed Price Collars
Volume (BBtupd)	610	407	—
Weighted Average Floor Price ($/MMBtu)	$2.59	$2.58	$—
Weighted Average Ceiling Price ($/MMBtu)	$3.02	$2.91	$—

Fixed Price Calls Sold
Volume (BBtupd)	—	153	628
Weighted Average Price ($/MMBtu)	$—	$2.90	$2.90

Rex Zone 3 Basis
Volume (BBtupd)	100	25	—
Differential ($/MMBtu)	$(0.10)	$(0.10)	$—

OGT Basis
Volume (BBtupd)	20	5	—
Differential ($/MMBtu)	$0.50	$0.50	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	2,104	—
Weighted Average Price ($/Bbl)	$57.67	$66.23	$—

Fixed Price Collars
Volume (Bblpd)	—	1,500	—
Weighted Average Floor Price ($/Bbl)	$—	$55.00	$—
Weighted Average Ceiling Price ($/Bbl)	$—	$60.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,100	3,378	—
Weighted Average Price ($/Bbl)	$27.80	$35.09	$—

(1)	November 1 - December 31, 2021

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include Adjusted Net Income, Adjusted EBITDA, Free Cash Flow, and Recurring General and Administrative Expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted Net Income is a non-GAAP financial measure equal to (loss) income before income taxes less reorganization items, non-cash derivative loss, impairments of oil and gas properties, property and equipment, contractual charges on midstream disputes, non-recurring general and administrative expenses, gain on debt extinguishment, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable GAAP financial measure, plus interest expense, income tax expense, depreciation, depletion and amortization and impairment of oil and gas properties, property and equipment, reorganization items, non-cash derivative loss, contractual charges on midstream disputes, non-recurring general and administrative expenses, gain on debt extinguishment, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA plus certain non-cash items that are included in Net Cash Provided by (Used in) Operating Activities but excluded from Adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a Free Cash Flow estimate for 2021. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Recurring General and Administrative Expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expense. Gulfport includes a Recurring General and Administrative Expense estimate for 2021. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Adjusted Net Income: Three months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020

Loss Before Income Taxes (GAAP)	$(460,663)	$(380,963)

Adjustments:
Non-cash derivative loss	529,590	83,955
Impairments	—	270,874
Non-recurring general and administrative expense	9,554	12,742
Restructuring and liability management expenses	2,858	8,984
Loss from equity method investments	—	153
Other, net	9,930	464
Adjusted Net Income (Non-GAAP)	$91,269	$(3,791)
Dividends on New Preferred Stock	$(2,095)	$—
Participating Securities - New Preferred Stock	$(17,010)	$—
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$72,164	$(3,791)

Adjusted Net Income Per Common Share, Diluted (Non-GAAP)	$3.50	$(0.02)

Adjusted Net Income: Nine months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020

(Loss) Income Before Income Taxes (GAAP)	$(670,248)	$243,028	$(427,220)	$(1,452,279)

Adjustments:
Reorganization items, net	—	(266,898)	(266,898)	—
Non-cash derivative loss	662,559	133,878	796,437	152,570
Impairments	117,813	—	117,813	1,357,099
Contractual charges on midstream disputes	—	30,351	30,351	—
Non-recurring general and administrative expense	13,599	8,923	22,522	19,848
Restructuring and liability management expenses	2,858	—	2,858	9,601
Gain on debt extinguishment	—	—	—	(49,579)
Loss from equity method investments	—	342	342	10,987
Other, net	8,878	3,207	12,085	11,700
Adjusted Net Income (Non-GAAP)	$135,459	$152,831	$288,290	$59,947
Dividends on New Preferred Stock	$(3,126)	$—	$(3,126)	—
Participating Securities - New Preferred Stock(1)	$(25,341)	$—	$(50,997)	—
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$106,992	$152,831	$234,167	$59,947

Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(2)	$5.22	$0.95	$11.42	$0.37

(1)	For the Non-GAAP combined period, the Company calculated the impact of participating securities using the Adjusted Net Income amount of the Non-GAAP combined period.

(2)	For the Non-GAAP combined period, the Company used the Successor’s diluted weighted average share count to calculate per share amounts.

Adjusted EBITDA: Three months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020

Net (loss) income (GAAP)	$(461,313)	$(380,963)

Adjustments:
Interest expense	16,351	34,321
Income tax expense	650	—
DD&A and impairment	63,061	323,199
Non-cash derivative loss	529,590	83,955
Non-recurring general and administrative expenses	9,554	12,742
Restructuring and liability management expenses	2,858	8,984
Loss from equity method investments	—	153
Other, net	9,930	464
Adjusted EBITDA (Non-GAAP)	$170,681	$82,855

Adjusted EBITDA: Nine months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020

Net (loss) income (GAAP)	$(670,898)	$250,996	$(419,902)	$(1,459,569)

Adjustments:
Interest expense	25,245	4,159	29,404	99,677
Income tax expense (benefit)	650	(7,968)	(7,318)	7,290
DD&A and impairment	213,462	78,561	292,023	1,553,738
Reorganization items, net	—	(266,898)	(266,898)	—
Non-cash derivative loss	662,559	133,878	796,437	152,570
Contractual charges on midstream disputes	—	30,351	30,351	—
Non-recurring general and administrative expenses	13,599	8,923	22,522	19,848
Restructuring and liability management expenses	2,858	—	2,858	9,601
Gain on debt extinguishment	—	—	—	(49,579)
Loss from equity method investments	—	342	342	10,987
Other, net	8,878	3,207	12,085	11,700
Adjusted EBITDA (Non-GAAP)	$256,353	$235,551	$491,904	$356,263

Free Cash Flow: Three months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020

Net cash provided by operating activity (GAAP)	$126,272	$(47,221)
Adjustments:
Interest expense	16,351	34,321
Current income tax expense	650	—
Non-recurring general and administrative expenses	9,554	12,742
Restructuring and liability management expenses	2,858	8,984
Other, net	8,532	(1,671)
Changes in operating assets and liabilities, net	6,464	75,700
Adjusted EBITDA (Non-GAAP)	$170,681	$82,855
Interest expense	(16,351)	(34,321)
Capitalized expenses incurred(1)	(3,706)	(6,380)
Capital expenditures incurred(2)	(80,914)	(47,650)
Free Cash Flow (Non-GAAP)	$69,710	$(5,496)

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Free Cash Flow: Nine months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non- GAAP Combined	Predecessor
	Period from May 18, 2021 through September 30, 2021	Period from January 1, 2021 through May 17, 2021	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020

Net cash provided by operating activity (GAAP)	$164,637	$172,155	$336,792	$200,001
Adjustments:
Interest expense	25,245	4,159	29,404	99,677
Current income tax expense (benefit)	650	(7,968)	(7,318)	—
Cash reorganization items, net	—	179,114	179,114	—
Non-recurring general and administrative expenses	13,599	8,923	22,522	19,848
Restructuring and liability management expenses	2,858	—	2,858	9,601
Contractual charges on midstream disputes	—	30,351	30,351	—
Other, net	8,104	2,711	10,815	(163)
Changes in operating assets and liabilities, net	41,260	(153,894)	(112,634)	27,299
Adjusted EBITDA (Non-GAAP)	$256,353	$235,551	$491,904	$356,263
Interest expense	(25,245)	(4,159)	(29,404)	(99,677)
Capitalized expenses incurred(1)	(5,883)	(8,020)	(13,903)	(20,683)
Capital expenditures incurred(2)	(113,030)	(108,408)	(221,438)	(236,943)
Free Cash Flow (Non-GAAP)	$112,195	$114,964	$227,159	$(1,040)

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three and Nine months ended, September 30, 2021

(In thousands)

(Unaudited)

	Successor			Predecessor
	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$15,792	$899	$16,691	$19,956	$375	$20,331
Capitalized general and administrative expense	3,590	484	4,074	5,885	299	6,184
Non-recurring general and administrative expense(1)	(9,554)	—	(9,554)	(12,742)	—	(12,742)
Recurring General and Administrative Expense (Non-GAAP)	$9,828	$1,383	$11,211	$13,099	$674	$13,773

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.

	Successor			Predecessor			Non-GAAP Combined			Predecessor
	Period from May 18, 2021 through September 30, 2021			Period from January 1, 2021 through May 17, 2021			Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$22,310	$899	$23,209	$18,002	$1,173	$19,175	$40,312	$2,072	$42,384	$42,976	$2,743	$45,719
Capitalized general and administrative expense	5,767	484	6,251	7,097	922	8,019	$12,864	$1,406	$14,270	17,586	2,190	19,776
Non-recurring general and administrative expense(1)	(13,599)	—	(13,599)	(8,923)	—	(8,923)	$(22,522)	$—	$(22,522)	(19,848)	—	(19,848)
Recurring General and Administrative Expense (Non-GAAP)	$14,478	$1,383	$15,861	$16,176	$2,095	$18,271	$30,654	$3,478	$34,132	$40,714	$4,933	$45,647

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.